Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) (fuboTV Inc.) - fuboTV Inc. [Member] - USD ($) $ in Thousands	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Affiliate fees	$ 73,784	$ 68,671	$ 26,996
Broadcasting and transmission	2,019	3,687	188
Selling and marketing	131	2,783	314
Sales tax	5,793	5,957	2,192
Other accrued expenses	2,631	2,298	1,094
Total accrued expenses and other current liabilities	$ 84,358	$ 83,396	$ 30,784